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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         JULY 25, 2000
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                            SILICON VALLEY BANCSHARES
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             (Exact name of registrant as specified in its charter)

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   DELAWARE                           15637                     91-1962278
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)

   3003 TASMAN DRIVE, SANTA CLARA, CA                               95054
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code             (408) 654-7400
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                                       N/A
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         (Former name and former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

ITEM 5.1

         This report is filed pursuant to Item 5 to Form 8-K to report the announcement of the investment by Silicon Valley Bancshares (the "Company") in the Nippon Credit Bank and the partnering of the Company with Softbank in connection with the investment in the Nippon Credit Bank.

         All statements in the press release filed as Exhibit 99.1 to this report regarding our expected financial position, business and strategies are forward-looking statements. In addition, in the press release, the words "anticipates," "believes," "estimates," "seeks," "expects," "plans," "intends" and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, and have based these expectations on our beliefs as well as assumptions we have made, such expectations may prove to be incorrect.

         For information with respect to factors that could cause actual results to differ from the expectations stated in the forward-looking statements, see the text under the caption "Risk Factors" included in Amendment No. 1 to the registration statement on Form S-3 we filed with the Securities and Exchange Commission on July 13, 2000. The Company urges investors to consider these factors carefully in evaluating the forward-looking statements contained in the press release filed as Exhibit
99.1 to this report. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in the press release filed as Exhibit 99.1 to this report are made only as of the date of such release. The Company does not intend, and undertakes no obligation, to update these forward-looking statements.

ITEM 5.2

         This report is filed pursuant to Item 5 to Form 8-K also to report the announcement that SVB Strategic Investors Fund, L.P., completed its first close of $64.5 million on June 21, 2000.

         All statements in the press release filed as Exhibit 99.2 to this report regarding our expected financial position, business and strategies are forward-looking statements. In addition, in the press release, the words "anticipates," "believes," "estimates," "seeks," "expects," "plans," "intends" and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, and have based these expectations on our beliefs as well as assumptions we have made, such expectations may prove to be incorrect.

         For information with respect to factors that could cause actual results to differ from the expectations stated in the forward-looking statements, see the text under the caption "Risk Factors" included in Amendment No. 1 to the registration statement on Form S-3 we filed with the Securities and Exchange Commission on July 13, 2000. The Company urges investors to consider these factors carefully in evaluating the forward-looking statements contained in the press release filed as Exhibit
99.2 to this report. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in the press release filed as Exhibit 99.2 to this report are made only as of the date of such release. The Company does not intend, and undertakes no obligation, to update these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7.1

         The press release issued in connection with the announcement described in Item 5.1 above is filed as Exhibit 99.1 to this report.

ITEM 7.2

         The press release issued in connection with the announcement described in Item 5.2 above is filed as Exhibit 99.2 to this report.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SILICON VALLEY BANCSHARES

Date     July 25, 2000                 By /s/ Donal Delaney
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                                       Name:    Donal Delaney
                                       Title:   Controller


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